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                                                                   EXHIBIT 10.23

      FIRST AMENDMENT (this "Amendment"), dated as of September 8. 2000, to the Warrant Agreement (the "Warrant Agreement") dated as of April 10, 2000, by and between American Reprographics Holdings, L.L.C., a California limited liability company ("Holdings") and GS Mezzanine Partners II, L.P., a limited partnership organized under the laws of Delaware ("GS Mezzanine"), GS Mezzanine Partners II Offshore, L.P., an exempted limited partnership organized under the laws of the Cayman Islands ("GS Offshore," together with GS Mezzanine, the "Purchasers"). Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Warrant Agreement.

                                    RECITALS

      WHEREAS, the parties have agreed to amend the Warrant Agreement, but only upon the terms and subject to the conditions set forth below,

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

1. Amendment to Section 1 (Definitions). Section 1 of the Warrant Agreement is hereby amended by deleting the definition of "Expiration Date" and inserting the following definition in lieu thereof:

      "Expiration Date" shall mean April 10, 2010.

2. Warrant Agreement Remains in Effect. Except as expressly amended herein, the Warrant Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Warrant Agreement or the Warrants or to prejudice any other right or rights which the Warrant holders may now have or may have in the future under or in connection with the Warrant Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

3. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.

                               AMERICAN REPROGRAPHICS HOLDINGS, L.L.C.

                               /s/ M. W. LEGG
                               ------------------------------------------------
                               Name: MARK LEGG
                               Title: CFO

                               GS MEZZANINE PARTNERS II, L.P.
                                        By: GS MEZZANINE ADVISORS II, L.L.C.,
                                            its general partner

                               By: /s/ KATHERINE L. NISSENBAUM
                                   --------------------------------------------
                                   Name: KATHERINE L. NISSENBAUM
                                   Title: VICE PRESIDENT

                               GS MEZZANINE PARTNERS II OFFSHORE, L.P.
                                        By: GS MEZZANINE ADVISORS II, . L.L.C.,
                                            its general partner

                               By: /s/ KATHERINE L. NISSENBAUM
                                   --------------------------------------------
                                   Name:  KATHERINE L. NISSENBAUM
                                   Title: VICE PRESIDENT